UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

HOSTESS BRANDS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Hostess Brands, Inc. HOSTESS BRANDS, INC. 7905 Quivira Road, c/o Continental Stock Transfer & Trust Co. 1 State Street, New York NY 10004 Lenexa, Kansas 66215 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held online only on June 8, 2022 *Stockholders are cordially invited to attend the Annual Meeting. The Company will be hosting the meeting solely on the Internet this year. To attend and participate in the meeting, please visit https://www.cstproxy.com/hostessbrands/2022 Dear Stockholder, The 2022 Annual Meeting of Stockholders of Hostess Brands, Inc. will be held online only, on June 8, 2022, at 8:00 a.m. (local time). Proposals to be considered at the Annual Meeting: (1) To consider and act upon a proposal to elect to the Company’s Board of Directors nine persons nominated by the Board of Directors. (2 To consider and act upon a proposal to approve the Amended and Restated Hostess Brands, Inc. 2016 Equity Incentive Plan to increase the available share reserve. (3) To consider and act upon a proposal to adopt the 2022 Employee Stock Purchase Plan. (4) To consider and act upon a non-binding advisory resolution to approve the compensation paid to the Company’s named executive officers for the 2021 fiscal year. (5) To consider and act upon a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year. To address such other matters as may properly come before the 2022 Annual Meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4, and “FOR” Proposal 5. Your electronic vote authorizes the named proxies to vote your shares in the same Vote Your Proxy on the Internet: manner as if you marked, signed, dated, and returned the proxy card. Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. The Proxy Materials are available for review at: CONTROL NUMBER https://www.cstproxy.com/hostessbrands/2022

Hostess Brands, Inc. 7905 Quivira Road, Lenexa, Kansas 66215 Important Notice Regarding the Availability of Proxy Materials For the 2022 Annual Meeting of Stockholders to be Held On June 8, 2022 The following Proxy Materials are available to you to review at: https://www.cstproxy.com/hostessbrands/2022 - the Company’s Annual Report for the year ended December 31, 2021 - the Company’s 2022 Proxy Statement - the Proxy Card - any amendments to the foregoing materials that are required to be furnished to stockholders This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before April 29, 2022 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. By telephone please or call 1-888-266-6791, By logging on to https://www.cstproxy. or com/hostessbrands/2022 By email at: proxy@continentalstock.com If requesting by mail, please include the company name and your account number in the subject line.